Exhibit 99.2
Financial Supplement

March 31, 2007

This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.



contact:     William Pollett, Treasurer
telephone:  +1(441) 297 9576
email:         bill.pollett@montpelierre.bm

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement may contain, and Montpelier Re Holdings Ltd. (the "Company") may from time to time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control, that could cause actual results to differ materially from such statements. In particular, statements using words such as "may," "should," "estimate," "expect," "anticipate," "intend," "believe," "predict," "potential," or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting the Company's common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedants and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss an

Page

1               Consolidated Financial Highlights

2               Summary Consolidated Balance Sheets

3               Summary Consolidated Income Statements

4               Premium Analysis by Quarter

5               Losses Paid to Incurred Analysis

6               Consolidated Investments

7               Reinsurance Receivable / Recoverable by Rating

8               Fully Converted Book Value Per Share

9               Securities Convertible into Common Shares

10              Basic and Diluted Earnings Per Share

11              Summary Consolidating Balance Sheet - Blue Ocean

12              Summary Consolidating Income Statements - Blue Ocean

13              Financial Measures Disclosures

                        Consolidated Financial Highlights


                                                                Three months ended Mar 31             % change
                                                                2007                  2006               QTD
                                                       -----------------------------------------    --------------
Highlights
Gross premiums written                                 $            261.0     $           224.9          16%

Net premiums written                                   $            189.3     $           145.7          30%

Net premiums earned                                    $            142.7     $           131.4          9%

Net investment income                                  $             33.1     $            28.8          15%

Operating income(1)                                    $             60.3     $            46.1          31%

Net income                                             $             73.3     $            39.8          84%

Comprehensive income                                   $             72.6     $            48.5          50%

Total assets                                           $          3,940.0     $         4,103.7

Shareholders' equity                                   $          1,559.6     $         1,100.1

Per share data
Diluted operating income per common share(2)           $             0.62     $            0.51
Diluted comprehensive income per common share          $             0.75     $            0.54
Fully converted book value per share  (3)              $            16.08     $           12.27
Dividend per share / warrant                           $            0.075     $           0.075

Financial ratios
Loss and loss adjustment expense ratio
      Current year                                                  47.5%                 50.5%
      Prior year                                                    -5.7%                -11.8%
Acquisition costs ratio                                             13.0%                 25.8%
General and administrative expense ratio                            10.8%                 11.2%
                                                            --------------        --------------
Combined ratio                                                      65.6%                 75.7%

Operating income / Avg shareholders' equity                          4.0%                  4.3%

Change in FCBV adj for Dvds (4): Quarter                             4.4%                  4.0%
Change in FCBV adj for Dvds (4): Rolling 12 months                  33.8%                -39.1%


(1) Excludes net realized gains (losses) on investments and movement in net unrealized gains (losses) on investments and foreign exchange.

(2) Excludes net realized gains (losses) on investments and movement in net unrealized gains (losses) on investments, and foreign exchange. See Page 10 for calculation and Page 13 for a discussion of our use of certain Financial Measures Disclosures.

(3) See Page 8 for calculation and Page 13 for a discussion of our use of certain Financial Measures Disclosures.

(4) Incorporates increase in fully converted book value per share and dividends accrued to shareholders. See page 13 for a discussion of our use of certain Financial Measures Disclosures.

                       Summary Consolidated Balance Sheets

                                                                      Mar 31     Dec 31      Sept 30   June 30    Mar 31
                                                                       2007       2006        2006       2006      2006
                                                                     ---------- ---------  ----------  --------  ---------


ASSETS
Investments and cash and cash equivalents                            $ 3,117.5  $ 3,086.3  $ 3,123.6  $3,064.6   $3,021.1
Securities lending collateral                                            219.5      315.7      342.1     268.0      273.6
Premiums receivable                                                      230.5      171.7      270.9     390.4      283.9
Deferred acquisition costs                                                37.3       30.3       42.9      55.7       49.8
Reinsurance receivable/recoverable                                       204.1      205.1      220.0     266.0      344.5
Unearned premium ceded                                                    84.2       44.5       55.1      80.4       97.2
Other assets                                                              46.9       45.0       41.2      39.2       33.6
                                                                     ---------- ---------- ---------- ---------  ---------

      Total Assets                                                   $ 3,940.0  $ 3,898.6  $ 4,095.8  $4,164.3   $4,103.7
                                                                     ---------- ---------- ---------- ---------  ---------


LIABILITIES & MINORITY INTEREST
Loss and loss adjustment expense reserves                              1,005.5    1,089.2    1,341.4   1,448.9    1,685.0
Unearned premium                                                         305.4      219.2      325.3     394.3      290.5
Securities lending payable                                               219.5      315.7      342.1     268.0      273.6
Debt                                                                     427.3      427.3      352.3     352.2      352.2
Other liabilities                                                        171.6      115.9      149.0     231.4      198.8
                                                                     ---------- ---------- ---------- ---------  ---------
      Total Liabilities                                                2,129.3    2,167.3    2,510.1   2,694.8    2,800.1
                                                                     ---------- ---------- ---------- ---------  ---------

Minority Interest - Blue Ocean preferred shares (1)                       63.4       61.6       59.8      58.0       56.2
Minority Interest - Blue Ocean common shares (1)                         187.7      176.8      167.1     155.9      147.3
                                                                     ---------- ---------- ---------- ---------  ---------
      Total Minority Interest                                            251.1      238.4      226.9     213.9      203.5
                                                                     ---------- ---------- ---------- ---------  ---------


SHAREHOLDERS' EQUITY                                                   1,559.6    1,492.9    1,358.8   1,255.6    1,100.1
                                                                     ---------- ---------- ---------- ---------  ---------

      Total Liabilites, Minority Interest & Shareholders' Equity     $ 3,940.0  $ 3,898.6  $ 4,095.8  $4,164.3   $4,103.7
                                                                     ---------- ---------- ---------- ---------  ---------


Fully converted book value per share (2)                             $   16.08  $   15.46  $   14.07  $  13.00   $  12.27
                                                                     ---------- ---------- ---------- ---------  ---------


(1) See page 11 for additional information.

(2) See Page 8 for calculation and Page 13 for a discussion of our use of certain Financial Measures Disclosures.

                     Summary Consolidated Income Statements


                                                                                                                    Full Year
                                                        Q1-07        Q4-06      Q3-06        Q2-06      Q1-06         2006
                                                       -------      -------     ------      -------    --------      -------
Underwriting revenues
Gross premiums written                                 $ 261.0      $  85.4     $ 121.0     $ 296.2     $ 224.9      $ 727.5
Reinsurance premiums ceded                                71.7         32.2        13.2        24.3        79.2        148.9
                                                       -------      -------     -------     -------     -------      -------
Net premiums written                                     189.3         53.2       107.8       271.9       145.7        578.6

Gross premiums earned                                    174.7        191.6       190.0       192.4       197.2        771.2
Reinsurance premiums earned                               32.0         42.6        38.6        41.1        65.8        188.1
                                                       -------      -------     -------     -------     -------      -------
Net premiums earned                                      142.7        149.0       151.4       151.3       131.4        583.1

Loss and loss adjustment expenses                         59.6         13.1        43.2        65.4        50.9        172.6
Acquisition costs                                         18.5         21.7        27.3        29.9        33.9        112.8
General and administrative expenses                       15.4         18.4        17.9        15.0        14.7         66.0
                                                       -------      -------     -------     -------     -------      -------
Underwriting income                                       49.2         95.8        63.0        41.0        31.9        231.7

Net investment income                                     33.1         33.5        33.1        30.4        28.8        125.8
Financing expense                                          8.5          7.3         6.8         7.0         7.1         28.2
Other income                                               2.1          4.2         2.5         2.6         0.2          9.5
Other operating expense                                    2.9          2.7         3.3         3.0         4.8         13.8
Minority interest expense                                 12.7         12.9        13.0        10.5         2.9         39.3
                                                       -------      -------     -------     -------     -------      -------
Operating income                                          60.3        110.6        75.5        53.5        46.1        285.7
                                                       -------      -------     -------     -------     -------      -------
Net realized and unrealized gains
 (losses) on invest. and FX transl.(1)                    13.0         11.7         7.8         4.1        (6.3)        17.3

                                                       -------      -------     -------     -------     -------      -------
Net income                                                73.3        122.3        83.3        57.6        39.8        303.0
                                                       -------      -------     -------     -------     -------      -------

Other comprehensive (loss) income items                   (0.7)        17.7        26.6         5.6         8.7         58.6

                                                       -------      -------     -------     -------     -------      -------
Comprehensive income                                   $  72.6      $ 140.0     $ 109.9     $  63.2     $  48.5      $ 361.6
                                                       -------      -------     -------     -------     -------      -------

Loss and loss adjustment expense ratio
      Current year                                        47.5%        20.3%       33.5%       32.3%       50.5%        33.7%
      Prior year                                         -5.7%       -11.5%       -5.0%        10.9%     -11.8%        -4.1%
Acquisition costs ratio                                   13.0%        14.6%       18.0%       19.8%       25.8%        19.4%
General and administrative expense ratio                  10.8%        12.3%       11.8%        9.9%       11.2%        11.3%
                                                       -------      -------     -------     -------     -------      -------
       Combined ratio                                     65.6%        35.7%       58.3%       72.9%       75.7%        60.3%
                                                       -------      -------     -------     -------     -------      -------

Diluted operating income per common share (2)          $  0.62      $  1.14     $  0.78     $  0.58     $  0.51      $  3.05
Diluted comprehensive income per common share          $  0.75      $  1.44     $  1.14     $  0.69     $  0.54      $  3.86
Operating income / Avg shareholders' equity                4.0%         7.8%        5.8%        4.5%        4.3%        22.4%
Comprehensive income / Avg shareholders' equity            4.8%         9.8%        8.4%        5.4%        4.5%        28.4%


(1)  Effective January 1, 2007, the Company has elected to adopt FAS 157 and FAS
     159. As a result of this election, the changes in unrealized gains (losses) associated with our fixed maturity investments and equity investments are included in net income for the three months ended March 31, 2007. For all prior periods, these changes are included in other comprehensive income.

(2) Excludes net realized gains (losses) on investments and movement in net unrealized gains (losses) on investments, and foreign exchange. See Page 10 for calculation and Page 13 for a discussion of our use of certain Financial Measures Disclosures.

                           Premium Analysis by Quarter



                                                                                                           Full Year
                                                     Q1-07     Q4-06       Q3-06     Q2-06       Q1-06      2006
                                                    ------    -------     ------     ------     ------      ------

Gross premiums written

   Property risk excess of loss                     $ 20.8     $  4.9     $ 17.0     $  5.1     $ 18.9      $ 45.9
   Property pro-rata                                  10.4       12.9        9.7       27.2       28.0        77.8
   Property direct & facultative                      13.9       14.0       18.9       33.0       17.3        83.2
                                                    ------     ------     ------     ------     ------      ------
   Property Specialty                                 45.1       31.8       45.6       65.3       64.2       206.9

   Property catastrophe excess of loss               150.6       26.8       46.8      124.0       94.9       292.5
   Property retrocession                               0.7        2.8        1.2        3.6        1.7         9.3
                                                    ------     ------     ------     ------     ------      ------
   Property Catastrophe                              151.3       29.6       48.0      127.6       96.6       301.8

   Personal accident & WCA                             2.1        4.1        3.4        7.6        8.3        23.4
   Casualty                                           13.9        7.2        8.7       21.4       19.1        56.4
   Marine & miscellaneous                              7.1        3.0        2.2        5.7        5.6        16.5
   Sabotage & terrorism                                9.1        3.1        3.4        5.7        4.5        16.7
   Aviation                                            2.6        2.4        2.9        1.0        5.0        11.3
                                                    ------     ------     ------     ------     ------      ------
   Other Specialty                                    34.8       19.8       20.6       41.4       42.5       124.3

   Property Retrocession - Blue Ocean                 29.8        4.2        6.8       61.9       21.9        94.8

   Qualifying Quota Share                             --         --         --         --         (0.3)       (0.3)
                                                    ------     ------     ------     ------     ------      ------

Total                                               $261.0     $ 85.4     $121.0     $296.2     $224.9      $727.5
                                                    ------     ------     ------     ------     ------      ------



   Rolling 12 month total - gross premiums written  $763.6     $727.5     $748.9     $917.9     $897.3
                                                    ------     ------     ------     ------      ------

   Rolling 12 month total - net premiums written    $622.2     $578.6     $533.7     $663.6     $623.3
                                                    ------     ------     ------     ------      ------

                        Losses Paid to Incurred Analysis



                                           Three months ended March 31, 2007      Three months ended March 31, 2006
                                          -----------------------------------     -----------------------------------
                                           Gross        Recoveries      Net         Gross     Recoveries       Net
                                          --------      ----------   --------     --------    ----------    ---------
Reserve for losses, beginning of period   $1,089.2       $  197.3    $  891.9     $1,781.9      $  305.7    $1,476.2

Losses incurred
     Current year                             72.7            5.0        67.7         67.5           0.9        66.6
     Prior years                              (6.3)           1.8        (8.1)        19.0          34.7       (15.7)
                                          --------      ---------    --------     --------    ----------    ---------
Total losses incurred                         66.4            6.8        59.6         86.5          35.6        50.9
                                          --------      ---------    --------     --------    ----------    ---------
Paid losses
     Current year                              0.7            0.1         0.6          9.5          --           9.5
     Prior years                             149.4           20.4       129.0        173.9          49.7       124.2
                                          --------      ---------    --------     --------      --------    ---------
Total paid losses                            150.1           20.5       129.6        183.4          49.7       133.7
                                          --------      ---------    --------     --------      --------    ---------
Reserve for losses, end of period         $1,005.5       $  183.6    $  821.9     $1,685.0      $  291.6    $1,393.4
                                          --------      ---------    --------     --------      --------    ---------

IBNR as a % of reserves                         46%            40%         47%          45%           57%         42%

                            Consolidated Investments


                                                          Mar 31         Dec 31       Sept 30        Jun 30         Mar 31
                                                           2007           2006          2006          2006           2006

                                                         --------       --------      --------      --------       --------
Market value $
Fixed maturities                                         $2,473.7       $2,507.5      $2,636.4      $2,653.1       $2,612.3
Equity securities                                           205.9          203.1         181.3         169.7          143.1
Other investments                                            29.6           27.1          37.1          36.2           35.4
Cash and cash equivalents                                   408.3          348.6         268.8         205.6          230.3
                                                         --------       --------      --------      --------       --------
        Total                                            $3,117.5       $3,086.3      $3,123.6      $3,064.6       $3,021.1
                                                         --------       --------      --------      --------       --------

Market value %
Fixed maturities                                               79%            81%           85%           87%            86%
Equity securities                                               7%             7%            6%            6%             5%
Other investments                                               1%             1%            1%            1%             1%
Cash and cash equivalents                                      13%            11%            8%            6%             8%
                                                         --------       --------      --------      --------       --------
        Total                                                 100%           100%          100%          100%           100%
                                                         --------       --------      --------      --------       --------

Fixed maturities allocation
Government & government-sponsored entities               $  933.0       $1,259.0      $1,180.5      $1,096.2       $1,120.0
Corporate debt securities                                   645.5          491.4         689.6         723.4          731.7
Mortgage-backed and asset-backed securities                 895.2          757.1         766.3         833.5          760.6
                                                         --------       --------      --------      --------       --------
        Total                                            $2,473.7       $2,507.5      $2,636.4      $2,653.1       $2,612.3
                                                         --------       --------      --------      --------       --------

Total investment return
Net investment income                                    $   33.1       $   33.5      $   33.1      $   30.4       $   28.8
Net investment gains (losses)                                15.4            6.3           7.0          (2.5)          (6.8)
Net unrealized FX gains on investments                        0.6            4.0          --             6.6            2.5
Change in net unrealized gains (losses)                      (0.7)          13.7          26.6          (1.0)           6.2
                                                         --------       --------      --------      --------       --------
        Total                                            $   48.4       $   57.5      $   66.7      $   33.5       $   30.7
                                                         --------       --------      --------      --------       --------


Total quarterly return on average market value %              1.5%           2.0%          2.2%          1.3%           1.0%


Average yield to worst of fixed maturities                    5.1%           5.1%          5.0%          5.4%           5.1%
Average duration of fixed maturities                     1.6 years      1.4 years     1.5 years     1.8 years      1.7 years
Average credit quality of fixed maturities                    AA+            AA+           AA+           AA+            AA+


                 Reinsurance Receivable / Recoverable by Rating




The ratings* of our reinsurers related to reinsurance receivable / recoverable on paid and unpaid losses are as follows:


                                       Mar 31              Dec 31             Sept 30             Jun 30             Mar 31
                                        2007                2006               2006                2006               2006
                                 ------------------   ----------------  -------------------  -----------------  ----------------
Reinsurance receivable
  on paid losses
A++                              $     -        - %   $    -       - %  $     -         - %    $ 18.3   54.0 %  $   36.7  69.4 %
A+                                   2.5     12.2        1.2    15.6        0.4       7.0         2.6    7.7         0.5   0.9
A                                   13.2     64.4        5.2    67.5        4.1      71.9         3.1    9.1        15.2  28.7
A-                                   4.3     21.0        1.3    16.9        1.2      21.1         6.3   18.6         0.3   0.6
B+                                   0.5      2.4          -       -          -         -           -      -         0.2   0.4
Not rated                              -        -          -       -          -         -         3.6   10.6           -     -
                                 ------------------   ----------------  -------------------    ---------------  ----------------
                                 $  20.5    100.0 %   $  7.7   100.0 %  $   5.7     100.0 %    $ 33.9  100.0 %  $   52.9 100.0 %
                                 ------------------   ----------------  -------------------    ---------------  ----------------
Reinsurance recoverable
  on unpaid losses

A++                              $  65.8     35.8 %   $ 65.8    33.3 %  $  65.3      30.5 %    $ 55.9   24.1 %  $   73.5  25.2 %
A+                                  18.1      9.9       20.2    10.2       22.3      10.4        24.6   10.6        28.8   9.9
A                                   72.1     39.3       85.1    43.1       94.5      44.1       119.1   51.3       142.4  48.8
A-                                  13.1      7.1       13.1     6.6       17.2       8.0        15.6    6.7        22.4   7.7
B+                                  13.0      7.1          -       -          -         -           -      -        21.5   7.4
Not rated                            1.5      0.8       13.2     6.7       15.0       7.0        16.9    7.3         3.0   1.0
                                 ------------------   ----------------  -------------------    ---------------  ----------------
                                 $ 183.6    100.0 %   $197.4    99.9 %  $ 214.3     100.0 %    $232.1  100.0 %  $  291.6 100.0 %
                                 ------------------   ----------------  -------------------    ---------------  ----------------
Total reinsurance receviable
  and recoverable

A++                              $  65.8     32.3 %   $ 65.8    32.1 %  $  65.3      29.7 %    $ 74.2   27.9 %  $  110.2  32.0 %
A+                                  20.6     10.1       21.4    10.4       22.7      10.3        27.2   10.2        29.3   8.5
A                                   85.3     41.8       90.3    44.0       98.6      44.8       122.2   46.0       157.6  45.7
A-                                  17.4      8.5       14.4     7.0       18.4       8.4        21.9    8.2        22.7   6.6
B+                                  13.5      6.6          -       -          -         -           -      -        21.7   6.3
Not rated                            1.5      0.7       13.2     6.4       15.0       6.8        20.5    7.7         3.0   0.9
                                 ------------------   ----------------  -------------------    ---------------  -------0--------
                                 $ 204.1    100.0 %   $205.1    99.9 %  $ 220.0     100.0 %    $266.0  100.0 %  $  344.5 100.0 %
                                 ------------------   ----------------  -------------------    ---------------  ----------------


* Ratings from A.M. Best
  as at end of period.

                      Fully Converted Book Value Per Share


                                                Mar 31           Dec 31          Sept 30         Jun 30           Mar 31
                                                 2007             2006             2006           2006             2006
                                            --------------   ---------------  --------------  --------------  ---------------

Numerator
Shareholders' equity                         $    1,559.6     $     1,492.9    $    1,358.8    $    1,255.6    $     1,100.1
Proceeds from assumed
   exercise of outstanding warrants  (1)                -                 -               -               -                -
Proceeds from assumed exercise
   of variable forward (2)                              -                 -               -               -                -

                                            --------------   ---------------  --------------  --------------  ---------------
Book value numerator                         $    1,559.6     $     1,492.9    $    1,358.8    $    1,255.6    $     1,100.1
                                            --------------   ---------------  --------------  --------------  ---------------

Denominator

Common voting shares outstanding              111,778,122       111,775,682     111,775,682     107,875,959       89,179,407
Less: common shares subject
   to issuance agreements                     (15,694,800)      (15,694,800)    (15,694,800)    (11,800,000)               -
                                            -------------   ---------------   -------------  --------------  ---------------
Common voting shares outstanding - adjusted    96,083,322        96,080,882      96,080,882      96,075,959       89,179,407

Shares issueable upon exercise
   of outstanding warrants (1)                          -                 -               -               -                -
Shares issuable in connection
   with forward sale agreements (2)                     -                 -               -               -                -
Shares issueable upon conversion
   of outstanding share equivalents               928,675           473,771         470,310         478,421          469,196

                                            --------------   ---------------  --------------  --------------  ---------------
Book value denominator                         97,011,997        96,554,653      96,551,192      96,554,380       89,648,603
                                            --------------   ---------------  --------------  --------------  ---------------

Fully converted book value per
   common voting and common
    equivalent voting share                 $       16.08    $        15.46   $       14.07   $       13.00   $        12.27
                                            --------------   ---------------  --------------  --------------  ---------------

Dividend per share / warrant                $       0.075    $        0.075   $       0.075   $       0.075    $       0.075
Change in FCBVPS (3): Quarter                        4.0%              9.9%            8.2%            6.0%             3.5%
Change in FCBV adj for Dvds 4:
   Quarter                                           4.4%             10.4%            8.8%            6.6%             4.0%
Change in FCBV adj for Dvds4:
   Rolling 12 months                                33.8%             33.2%           13.4%          -40.1%           -39.1%
Change in FCBV adj for Dvds4
   since inception                                  59.3%

(1) Fully converted book value per share incorporates the assumption that (a) the warrants would not be exercised for any period where the book value per share is less than the strike price and/or (b) an issuance would cause an increase in this Financial Measure. See Page 13 for a discussion of our use of certain Financial Measures Disclosures.

(2) Fully converted book value per share incorporates the assumption that the common shares issuable in connection with the forward sale agreements would not be issued in any period in which (a) the closing market price falls between the contractual cap and floor prices and/or (b) an issuance would cause an increase in this Financial Measure.

(3) FCBVPS = Fully converted book value per share. See Page 13 for a discussion of our use of certain Financial Measures Disclosures.

(4) Change in FCBV adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See Page 13 for a discussion of our use of certain Financial Measures Disclosures.

                    Securities Convertible into Common Shares



                                                            Mar 31       Dec 31       Sept 30        Jun 30        Mar 31
                                                             2007         2006         2006           2006          2006
                                                         -------------  -----------   -----------   ------------  -----------
Common shares subject to forward sale agreements: (1)
      Variable forward A floor shares(2)                            -    7,774,800     7,774,800      7,774,800            -
      Variable forward B floor shares                       7,920,000    7,920,000     7,920,000      7,920,000            -
Warrants outstanding                                        7,172,358    7,172,358     7,172,358      7,172,358    7,172,358
Share equivalents outstanding                                 928,675      473,771       470,310        478,421      469,196
                                                         -------------  -----------   -----------   ------------  -----------
      Total                                                16,021,033   23,340,929    23,337,468     23,345,579    7,641,554
                                                         -------------  -----------   -----------   ------------  -----------

Common shares subject to forward sale agreements: (2)

Forward sale agreement B
 (matures March 2008)
    Proceeds to Company
     assuming physical settlement at maturity                 [A]   $ 89,100,000     $89,100,000   $89,100,000     $89,100,000
    Forward floor price                                       [B]   $      11.25     $     11.25   $     11.25     $     11.25
    Number of shares to be delivered
     at and below the forward floor price                     [C]      7,920,000       7,920,000     7,920,000       7,920,000
    Forward cap price                                         [D]   $     18.375     $    18.375   $    18.375     $    18.375
    Number of shares to be delivered
     at the forward cap price                                 [E]      4,848,980       4,848,980     4,848,980       4,848,980
    Example: Period-ending market price                       [F]   $      17.34     $     18.61   $     19.39     $     17.27
    Example: Net cash payment by/(to) the Company
     (if cash settlement) based on such period-end mkt price  [G]   $          -     $ 1,139,510   $ 4,921,715     $         -
    Example: Common shares issued (if physical settlement)
     based on such period-end mkt price                       [H]      5,138,408       4,848,980     4,848,980       5,159,236

[G] = If [F] ? [D] then = ( [E] x ( [F] - [D] ) ) ; If [B] < [F] < [D] then = 0 ; If [F] ? [B] then = ( [C] x ( [F] - [B] ) )
[H] = If [F] ? [D] then = [E] ; If [B] < [F] < [D] then = ( [A] / [F] ) ; If [F] ? [B] then = [C]




(1) The formulae above are provided for illustrative purposes only and reflect assumptions intended to simplify the illustrations. The actual results illustrated above are governed by the documents filed with the SEC on May 31, 2006 and as amended December 29, 2006. For a detailed description of these forward sale agreements, please refer to our 8-K's filed June 2, 2006 and January 3, (2007.)

(2) Variable forward A expired in March 2007 with an average share price between floor and cap resulting in no net shares or cash being paid as per election.

                      Basic and Diluted Earnings Per Share






                                         Q1-07          Q4-06           Q3-06           Q2-06           Q1-06      Full Year 2006
                                     ------------   -------------    ------------   -------------   -------------  ---------------

 Numerator
 Operating income (1)                $       60.3   $       110.6    $       75.5   $        53.5   $        46.1  $        285.7
 Adjustment related to
   dividends paid on warrants (2)            (0.5)           (0.5)           (0.5)           (0.5)           (0.5)           (2.0)
                                     -------------  --------------   -------------  --------------  -------------- ---------------
 Adjusted operating income (2)               59.8           110.1            75.0            53.0            45.6           283.7
 Net realized and unrealized gains
   (losses) on invest. and FX transl.        13.0            11.7             7.8             4.1            (6.3)           17.3
                                     -------------  --------------   -------------  --------------  -------------- ---------------
 Adjusted net income (2)                     72.8           121.8            82.8            57.1            39.3           301.0

 Other comprehensive (loss) income           (0.7)           17.7            26.6             5.6             8.7            58.6
                                     -------------  --------------   -------------  --------------  -------------- ---------------

 Adjusted comprehensive income (2)   $       72.1   $       139.5    $      109.9   $        63.2   $        48.0  $        359.6
                                     -------------  --------------   -------------  --------------  -------------- ---------------

 Denominator
 Weighted avg common
   shares outstanding                 111,776,495     111,775,682     111,775,682     103,278,258      89,179,101     108,899,581
 Less: common shares subject
   to issuance agreements (3)         (15,694,800)    (15,694,800)    (15,694,800)    (11,800,000)              -     (15,694,800)
                                     -------------  --------------   -------------  --------------  -------------- ---------------
 Weighted avg common shares
   outstanding - Basic                 96,081,695      96,080,882      96,080,882      91,478,258      89,179,101      93,204,781

 Dilutive effect of warrants (2)          307,976         603,584         609,651               -         664,512         368,561
 Dilutive effect
   of share equivalents                   256,423         193,889         157,067          79,263          62,069         122,103
 Dilutive effect of
   shares issueable
    in connection with forward
 sale agreements                                -          40,936          60,758               -               -          15,190
                                     -------------  --------------   -------------  --------------  -------------- ---------------
 Weighted avg. common & common
   equivalent shares
    outstanding - diluted              96,646,094      96,919,291      96,908,358      91,557,521      89,905,682      93,710,635
                                     -------------  --------------   -------------  --------------  -------------- ---------------


 Operating income per
   common share - Basic (1)          $       0.62   $        1.15    $       0.78   $        0.58   $        0.51  $         3.04
 Net income per
   common share - Basic              $       0.76   $        1.27    $       0.86   $        0.62   $        0.44  $         3.23
 Comprehensive income per
   common share - Basic              $       0.75   $        1.45    $       1.14   $        0.69   $        0.54  $         3.86

 Diluted operating income
   per common share (1)              $       0.62   $        1.14    $       0.78   $        0.58   $        0.51  $         3.04
 Diluted income per common share     $       0.76   $        1.26    $       0.86   $        0.62   $        0.44  $         3.23
 Diluted comprehensive income
   per common share                  $       0.75   $        1.44    $       1.14   $        0.69   $        0.54  $         3.86

(1) Excludes net realized gains (losses) on investments and movement in net unrealized gains (losses) on investments and foreign exchange. See Page 13 for a discussion of the use of certain Financial Measures Disclosures.

(2) Commencing in Q1 2007, we have modified our method of calculating basic and diluted earnings per share. In the basic EPS calculation, dividends paid on warrants outstanding are deducted from operating and net income. In calculating diluted EPS, we also consider the impact of increasing the number of dilutive shares by a portion of the warrants outstanding calculated using the treasury stock method. Whichever adjustment is more dilutive is incorporated in the calculation of diluted EPS. Prior periods have been revised to reflect this approach.

(3) Although Variable forward agreement A expired prior to March 31, 2007, the shares subject to the associated issuance agreeement remained outstanding at that date.

                Summary Consolidating Balance Sheet - Blue Ocean



                                                      Montpelier                            Consolidation/   Montpelier
                                                     Stand Alone            Blue Ocean       Elimination     Consolidated
                                                 ---------------------   ---------------   ---------------  --------------
ASSETS
Investments and cash and cash equivalents         $           2,749.6     $       533.2     $      (165.3)   $    3,117.5
Securities lending collateral                                   219.5                 -                 -           219.5
Premiums receivable                                             230.5                 -                 -           230.5
Deferred acquisition costs                                       35.8               1.5                 -            37.3
Reinsurance receivable/ recoverable                             204.1                 -                 -           204.1
Unearned premium ceded                                           84.2                 -                 -            84.2
Other assets                                                     61.3               8.6             (23.0)           46.9
                                                 ---------------------   ---------------   ---------------  --------------
      Total Assets                                $           3,585.0     $       543.3     $      (188.3)   $    3,940.0
                                                 ---------------------   ---------------   ---------------  --------------

LIABILITIES
Loss and loss adjustment expense reserves                     1,005.5                 -                 -         1,005.5
Unearned premium                                                276.1              29.3                 -           305.4
Securities lending payable                                      219.5                 -                 -           219.5
Debt                                                            352.3              75.0                 -           427.3
Other liabilities                                               172.0              32.6             (33.0)          171.6
                                                 ---------------------   ---------------   ---------------  --------------
      Total Liabilities                           $           2,025.4     $       136.9     $       (33.0)   $    2,129.3
                                                 ---------------------   ---------------   ---------------  --------------

Preferred shares - Blue Ocean                                       -              82.0             (82.0)              -

Minority Interest - Blue Ocean preferred shares                     -                 -              63.4            63.4
Minority Interest - Blue Ocean common shares                        -                 -             187.7           187.7
                                                 ---------------------   ---------------   ---------------  --------------
      Total Minority interest                                       -              82.0             169.1           251.1

SHAREHOLDERS' EQUITY                                          1,559.6             324.4            (324.4)        1,559.6
                                                 ---------------------   ---------------   ---------------  --------------
      Total Liabilites, Minority
         Interest & Shareholders' Equity          $           3,585.0     $       543.3     $      (188.3)   $    3,940.0
                                                 ---------------------   ---------------   ---------------  --------------

              Summary Consolidating Income Statements - Blue Ocean


                                                                              Q1 2007
                                            -------------------------------------------------------------------------------
                                                Montpelier                             Consolidation/       Montpelier
                                                Stand Alone          Blue Ocean          Elimination           Consolidated
                                            --------------------------------------------------------------------------------
 Underwriting revenues
 Gross premiums written                     $           231.2   $            29.8    $              -    $           261.0
 Reinsurance premiums ceded                              71.7                   -                   -                 71.7
                                            ------------------  ------------------   -----------------   ------------------
 Net premiums written                                   159.5                29.8                   -                189.3

 Gross premiums earned                                  152.2                22.5                   -                174.7
 Reinsurance premiums earned                             32.0                   -                   -                 32.0
                                            ------------------  ------------------   -----------------   ------------------
 Net premiums earned                                    120.2                22.5                   -                142.7

 Loss and loss adjustment expenses                       59.6                   -                   -                 59.6
 Acquisition costs                                       16.9                 1.6                   -                 18.5
 General and administrative expenses (1)                 15.2                 4.5                (4.3)                15.4
                                            ------------------  ------------------   -----------------   ------------------
 Underwriting income                                     28.5                16.4                 4.3                 49.2
                                            ------------------  ------------------   -----------------   ------------------
                                                                                -                   -
 Net investment income                                   27.2                 6.8                (0.9)                33.1
 Financing expense                                        6.6                 1.9                   -                  8.5
 Other income (1)                                        14.4                   -               (12.3)                 2.1
 Other operating expense                                  2.9                   -                   -                  2.9
 Minority interest expense                                  -                   -               (12.7)                12.7
                                            ------------------  ------------------   -----------------   ------------------

 Operating income                                        60.6                21.3               (21.6)                60.3
                                            ------------------  ------------------   -----------------   ------------------
                                                                                -                   -
 Net realized and unrealized gains
   (losses) on invest. and FX transl.(1)                 12.7                 0.3                   -                 13.0

                                            ------------------  ------------------   -----------------   ------------------

 Net income                                              73.3                21.6               (21.6)                73.3
                                            ------------------  ------------------   -----------------   ------------------

 Other comprehensive (loss) income items                 (0.7)                  -                   -                 (0.7)

                                            ------------------  ------------------   -----------------   ------------------
 Comprehensive income                       $            72.6   $            21.6    $          (21.6)   $            72.6
                                            ------------------  ------------------   -----------------   ------------------

 Loss and loss adjustment expense ratio
         Current year                                   56.3%                                                        47.5%
         Prior year                                     -6.7%                                                        -5.7%
 Acquisition costs ratio                                14.1%                                                        13.0%
 General and administrative expense ratio               12.6%                                                        10.8%
                                            ------------------                                           ------------------
         Combined ratio                                 76.3%                                                        65.6%
                                            ------------------                                           ------------------



(1) Montpelier charged Blue Ocean $1.0 million (2006: $0.3 million) for underwriting services performed and $3.3 million (2006: $Nil) for performance fees. These fees are incorporated in Montpelier's "other income" on a stand alone basis and in Blue Ocean's general and administrative expenses. These fees are eliminated on consolidation.





                                                                                Q1 2006
                                               ------------------------------------------------------------------------------
                                                   Montpelier                             Consolidation/       Montpelier
                                                   Stand Alone         Blue Ocean          Elimination        Consolidated
                                               ------------------------------------------------------------------------------

 Underwriting revenues
 Gross premiums written                        $          203.0    $           21.9    $               -    $          224.9
 Reinsurance premiums ceded                                79.2                   -                    -                79.2
                                               -----------------   -----------------   ------------------   -----------------
 Net premiums written                                     123.8                21.9                    -               145.7

 Gross premiums earned                                    192.9                 4.3                    -               197.2
 Reinsurance premiums earned                               65.8                   -                    -                65.8
                                               -----------------   -----------------   ------------------   -----------------
 Net premiums earned                                      127.1                 4.3                    -               131.4

 Loss and loss adjustment expenses                         50.9                   -                    -                50.9
 Acquisition costs                                         33.6                 0.3                    -                33.9
 General and administrative expenses (1)                   14.5                 0.5                 (0.3)               14.7
                                               -----------------   -----------------   ------------------   -----------------
 Underwriting income                                       28.1                 3.5                  0.3                31.9
                                               -----------------   -----------------   ------------------   -----------------
                                                                                  -                    -
 Net investment income                                     26.4                 3.3                 (0.9)               28.8
 Financing expense                                          7.1                   -                    -                 7.1
 Other income (1)                                           1.4                   -                 (1.2)                0.2
 Other operating expense                                    4.8                   -                    -                 4.8
 Minority interest expense                                    -                   -                 (2.9)                2.9
                                               -----------------   -----------------   ------------------   -----------------

 Operating income                                          44.0                 6.8                 (4.7)               46.1
                                               -----------------   -----------------   ------------------   -----------------
                                                                                  -                    -
 Net realized and unrealized gains
     (losses) on invest. and FX transl.(1)                 (4.2)               (2.1)                   -                (6.3)
                                               -----------------   -----------------   ------------------   -----------------

 Net income                                                39.8                 4.7                 (4.7)               39.8
                                               -----------------   -----------------   ------------------   -----------------

 Other comprehensive (loss) income items                    8.7                   -                    -                 8.7

                                               -----------------   -----------------   ------------------   -----------------
 Comprehensive income                          $           48.5    $            4.7    $            (4.7)   $           48.5
                                               -----------------   -----------------   ------------------   -----------------

 Loss and loss adjustment expense ratio
         Current year                                     52.2%                                                        50.5%
         Prior year                                      -12.1%                                                       -11.8%
 Acquisition costs ratio                                  26.4%                                                        25.8%
 General and administrative expense ratio                 11.4%                                                        11.2%
                                               -----------------                                            -----------------
         Combined ratio                                   77.9%                                                        75.7%
                                               -----------------                                            -----------------



(1) Montpelier charged Blue Ocean $1.0 million (2006: $0.3 million) for underwriting services performed and $3.3 million (2006: $Nil) for performance fees. These fees are incorporated in Montpelier's "other income" on a stand alone basis and in Blue Ocean's general and administrative expenses. These fees are eliminated on consolidation.



                         Financial Measures Disclosures


In presenting our results, we have included and discussed certain financial measures. These measures are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

In addition to presenting net income, management believes that showing operating income, which is net income (loss) excluding net realized and unrealized gains (losses) and net foreign exchange gains (losses), and diluted earnings (losses) per share, excluding net realized and unrealized gains (losses) enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company's performance. These measures focus on the underlying fundamentals of our operations without the influence of realized and unrealized gains (losses) from investments, which is driven by the timing of the disposition of investments and the change in our investments' market value and not by our operating performance, or foreign exchange movements, which are unrelated to our underlying business. Montpelier believes that analysts and certain rating agencies who follow us exclude these items from their analysis for the same reasons.

This financial supplement contains the presentation of 'Return on Equity'. The calculation is based on comprehensive income divided by the average shareholders' equity. The Company believes that this measure more accurately reflects the returns on equity delivered by management before taking into account the effect of all dilutive securities.

This financial supplement also contains the presentation of 'Dividend Yield'. The calculation is based on dividend per share divided by the prior quarter's fully converted book value per share. Management believes that this measure more accurately puts into context the amount of capital being paid in the form of dividends.

This financial supplement also contains the presentation of 'Fully converted book value per share'. The calculation is based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.

This financial supplement also contains the presentation of 'Change in Fully Converted Book Value adjusted for Dividends'. This calculation represents the internal rate of return of the increase in fully converted book value per share (described above) in the period plus dividends accrued. Management believes that this measure most accurately reflects the return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.